UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Keen Vision Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KEEN VISION ACQUISITION CORPORATION
37 Greenbriar Drive
Summit, New Jersey 07901

(203) 609-1394

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 22, 2026

TO THE SHAREHOLDERS OF KEEN VISION ACQUISITION CORPORATION:

You are cordially invited to attend the 2025 Annual General Meeting of shareholders (the “Annual General Meeting”) of Keen Vision Acquisition Corporation (“KVAC,” “Company,” “we,” “us” or “our”). The Annual General Meeting will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	January 22, 2026
Time:	10:00 am Eastern Time

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Proposal 2” or “Auditor Appointment Ratification Proposal”);

3.	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account an aggregate amount of $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

4.	a proposal to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to July 27, 2026 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement (the “Proposal 4” or “Charter Amendment Proposal”); and

5.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 5” or “Adjournment Proposal”).

Each of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors and ratify the appointment of Adeptus Partners, LLC (“Adeptus”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate a business combination by January 27, 2026 to complete a business combination (the “Combination Period”). The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the three-month extension fee of $120,000 for all remaining public shares.

Holders ( “public shareholders”) of KVAC’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of KVAC’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by KVAC’s Amended and Restated Memorandum and Articles of Association and KVAC also believes that such redemption right protects KVAC’s public shareholders from having to sustain their investments for an unreasonably long period if KVAC fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [*], there was approximately $[*] in the Trust Account, representing a per share pro rata amount of approximately $[*]. The closing price of KVAC’s shares on [*] was $[*]. KVAC cannot assure shareholders that they will be able to sell their shares of KVAC in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by January 27, 2026 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

Our Board has fixed the close of business on December 29, 2025 (the “Record Date”) as the record date for determining KVAC shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of KVAC’s ordinary shares on that date are entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of KVAC and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Annual General Meeting.

Dated: [*]

By Order of the Board of Directors

WONG, Kenneth Ka Chun
Chief Executive Officer and Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on January 22, 2026: This Notice of Annual General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

KEEN VISION ACQUISITION CORPORATION
37 Greenbriar Drive
Summit, New Jersey 07901

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 22, 2026

PROXY STATEMENT

The 2025 Annual General Meeting (the “Annual General Meeting”) of shareholders of Keen Vision Acquisition Corporation (“KVAC,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	January 22, 2026
Time:	10:00 am Eastern Time

The Annual General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Proposal 2” or “Auditor Appointment Ratification Proposal”);

3.	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

4.	a proposal to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to July 27, 2026 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

5.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 5” or “Adjournment Proposal”).

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors till the next annual general meeting and ratify the appointment of Adeptus Partners, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate a business combination by January 27, 2026 (the “Combination Period”). The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the three-month extension fee of $120,000 for all remaining public shares.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

Holders (“public shareholders”) of KVAC’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of KVAC’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by KVAC’s Amended and Restated Memorandum and Articles of Association and KVAC also believes that such redemption right protects KVAC’s public shareholders from having to sustain their investments for an unreasonably long period if KVAC fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, such approvals will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Trust Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the Annual General Meeting, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before July 27, 2026 (assuming full extension). Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through July 27, 2026 (assuming full extension).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the redemption. In such event, KVAC may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by January 27, 2026 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond January 27, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to January 27, 2026 (assuming full extension). There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination prior to January 27, 2026 (assuming full extension).

Redemption Rights

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal and the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. KVAC has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of KVAC ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Annual General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by July 27, 2026 (assuming full extension).

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal and the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent at least two (2) business days prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Annual General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal and the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Annual General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal and the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal and the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Trust Amendment Proposal and the Charter Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Annual General Meeting. The closing price of KVAC’s shares on the [*] was $[*].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. If the Trust Amendment Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Annual General Meeting as described above.

You are also being asked to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Annual General Meeting is December 29, 2025. Record holders of KVAC ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 9,238,421 outstanding ordinary shares of KVAC. KVAC’s warrants do not have voting rights.

This proxy statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [*] and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Annual General Meeting to be held on January 22, 2026 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof, at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

		●	a proposal to ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Proposal 2” or the “Auditor Appointment Ratification Proposal”);

		●	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000 for each of three-month extension for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

		●	a proposal to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to July 27, 2026 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

		●	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 5” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” for the Election of Directors Proposal, “FOR” the Auditor Appointment Ratification Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) to January 27, 2026 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account $0.03 for each remaining public share for each one-month extension. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination with a lower extension fee.

Q. Why should I vote for the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

The Charter Amendment will provide the Company with the ability to extend the Combination Period until July 27, 2026 (assuming full extension). The Trust Amendment will provide the Company with flexibility to extend the Combination Period for a reduced extension fee. Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall complete its Business Combination on or before January 27, 2026. Therefore, our Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment to give the Company additional flexibility to extend the Combination Period further for a reduced extension fee in order to provide our shareholders with the opportunity to participate in the prospective investment.

We also believe that given KVAC’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as KVAC is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Trust Amendment and the Charter Amendment Proposal are consistent with KVAC’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the KVAC insiders intend to vote their shares?	A.

All of KVAC’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of all proposals.

KVAC’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 3,737,500 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by KVAC’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, KVAC’s sponsor beneficially owned and were entitled to vote 3,597,500 founder shares and 678,575 private placement units, representing approximately 46.3% of KVAC’s issued and outstanding ordinary shares.

KVAC’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of KVAC may be voted in favor of the Trust Amendment Proposal and the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Trust Amendment Proposal and the Charter Amendment Proposal are approved?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, our sponsor, or its designees, has agreed to contribute to us as a loan an amount equal to the monthly extension fee for each that is needed by KVAC to complete an initial business combination from January 27, 2026 (the date by which KVAC is currently required to complete its business combination) until July 27, 2026 (the “Contributions”). Each Contribution will be deposited in the Trust Account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the approval of the Trust Amendment Proposal. The Contributions will not occur if the Trust Amendment Proposal is not approved. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until July 27, 2026 and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the Trust Account?	A.	Other than the extension until July 27, 2026 as described in this proxy statement, KVAC does not anticipate seeking the requisite shareholder consent to any further extension to consummate a business combination. KVAC has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of KVAC ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Annual General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the Trust Account on July 27, 2026 (assuming full extension) upon a liquidation of the Company.

Q. What happens if the Trust Amendment Proposal and the Charter Amendment Proposal are not approved?	A.	If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, the Company shall initiate the liquidation process after January 27, 2026 if it cannot consummate the initial business combination.

Q. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will have until the July 27, 2026 (assuming full extension) to complete its initial business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before July 27, 2026.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal and the Charter Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of KVAC’s ordinary shares held by KVAC’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Annual General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Annual General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to KVAC’s Secretary prior to the date of the Annual General Meeting or by voting online at the Annual General Meeting. Attendance at the Annual General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 37 Greenbriar Drive, Summit, New Jersey 07901, Atten: Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1 and 2 are discretionary items and Proposals 3, 4 and 5 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will no effect on the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Annual General Meeting if there are present one or more shareholders in person or by proxy not less than a majority of the Company’s shares entitled to vote at such meeting present at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual General Meeting may adjourn the Annual General Meeting to another date.

Q. Who can vote at the Annual General Meeting?	A.

Only holders of record of KVAC’s ordinary shares at the close of business on December 29, 2025 (the “Record Date”) are entitled to have their vote counted at the Annual General Meeting and any adjournments or postponements thereof. On the Record Date, 9,238,421 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with KVAC’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that Proposals 1, 2, 3, 4 and 5 are fair to and in the best interests of KVAC and its shareholders. The Board recommends that KVAC’s shareholders vote “FOR ALL” for Proposal 1 and “FOR” the Proposals 2, 3, 4 and 5.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	KVAC’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Trust Amendment Proposal — Interests of KVAC’s Sponsor, Directors and Officers.”

Q. What do I need to do now?	A.	KVAC urges you to read carefully and consider the information contained in this proxy statement, including Annex A and Annex B, and to consider how the proposals will affect you as an KVAC shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.

If you are a holder of record of KVAC Public Shares, you may vote online at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote online if you have already voted by proxy.

If your shares of KVAC are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by July 27, 2026.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004, at least two business days prior to the Annual General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Annual General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your KVAC shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Keen Vision Acquisition Corporation

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and KVAC’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to KVAC or any person acting on KVAC’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, KVAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a British Virgin Islands business company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On July 27, 2023, we consummated the Initial Public Offering of 14,950,000 ordinary units (the “Public Units”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 1,950,000 Public Units, at $10.00 per Public Unit, generating gross proceeds of $149,500,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 678,575 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to KVC Sponsor LLC (the “Sponsor”), generating gross proceeds of $6,785,750.

Following the Initial Public Offering and the exercise of the over-allotment option, a total of $151,368,750 was placed in the Trust Account. We incurred $6,597,980 in initial public offering related costs, including $2,990,000 of underwriting fees, $2,990,000 of deferred underwriting fees and $617,980 of initial public offering costs. We held our 2024 annual meeting of shareholders on October 25, 2024. In connection with the shareholders’ vote at the annual meeting, 8,545,348 shares were tendered for redemption.

Our sponsor owns approximately [*]% of our issued and outstanding ordinary shares as of [*]. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the Trust Account. As of [*], there was approximately $[*] in the Trust Account.

On the Record Date, 9,238,421 ordinary shares were issued and outstanding. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on [*], as reported on The Nasdaq Capital Market, was approximately $[*].

The mailing address of KVAC’s principal executive office is 37 Greenbriar Drive, Summit, New Jersey 07901, and its telephone number is (203) 609-1394.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by July 27, 2026 (assuming full extension).

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 7, 2025 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, KVC Sponsor LLC, is controlled by our Chairman and Chief Executive Officer WONG, Kenneth Ka Chun, who is a Canadian citizen. Our sponsor owns approximately [*]% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the Trust Account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Committee on Foreign Investment in the U.S. (“CFIUS”) is an interagency committee authorized to review certain transactions involving acquisitions and investments in the U.S. by foreign persons in order to determine the effect of such transactions on the national security of the U.S. CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases, and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

Our sponsor, KVC Sponsor LLC, is controlled by our Chairman and Chief Executive Officer WONG, Kenneth Ka Chun, who is a Canadian citizen. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If the Trust Amendment Proposal is not approved, and we cannot complete our Business Combination by January 27, 2026 because the review process drags on beyond or because our business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $[*] per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL 1 THE ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual General Meeting, shareholders are being asked to elect five directors to serve as members of our Board to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

WONG, Kenneth Ka Chun, DAVIDKHANIAN, Alex, DING, Yibing Peter, CHU, William and YU, Albert Cheung-Hoi are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Title
WONG, Kenneth Ka Chun	53	Chairman, Chief Executive Officer and Director
DAVIDKHANIAN, Alex	52	Chief Financial Officer and Director
DING, Yibing Peter	59	Director
CHU, William	52	Director
YU, Albert Cheung-Hoi	71	Director

The following sets forth information regarding each nominee:

Mr. WONG, Kenneth Ka Chun.

Mr. Kenneth Wong, our CEO and Chairman since September 2021, has over 25 years of experience in finance and operations, with a track record of executing notable M&A deals. Since their inceptions in September 2011 and December 2008 respectively, Mr. Kenneth Wong has been the founder, Chairman and CEO of both Keen Vision Capital (BVI) Limited, a single-family office specializing in PE investments with minority stakes, which has a track record of successful exits in the high technology, agriculture, and consumer goods industries, and Keen Vision International Limited, a PE investment firm targeting controlling or majority stakes. During Mr. Kenneth Wong’s time in both companies, he has been managing fundraising process and operations, providing restructuring, strategic and listing advice for investee companies, and all investments were executed with a view to exit via listing on an international stock exchange or trade sale. Mr. Kenneth Wong also served as the Vice Chairman of Medera Inc. between November 2021 and March 2024.

Prior to this from October 2002 to February 2004, Mr. Kenneth Wong was first the CFO of the Shanghai A-share listed pharmaceutical research& development and manufacturing subsidiary Topsun Science and Technology Company Limited (SH600771), before becoming the Senior Vice President of the Topsun Pharmaceutical Group from February 2004 to August 2008. During his time at Topsun, Mr. Kenneth Wong oversaw acquisitions of two leading Chinese national pharmaceuticals, Yunnan Baiyao and Shanxi Guangyuyuan, as well as the sale of Qidong Gaitianli Pharmaceutical Co., Ltd. to Germany’s Bayer Group, in what was then the first major cross-border M&A deal in the Chinese pharmaceutical industry, and also the first cross-border acquisition of a Chinese pharmaceutical company by a Fortune 50 company. From September 2001 to September 2002, Mr. Kenneth Wong was a direct investment associate at investment company AIG Investment Corporation, focusing on emerging markets and health care/pharmaceuticals. Before AIG from September 1995 to February 2000, Mr. Kenneth Wong was a corporate finance associate and later Associate Director in the corporate finance division at SBC Warburg (later renamed UBS Investment Bank), where he was the buy-side financial advisor in a $38 billion acquisition; what was then the largest M&A transaction in Asia. Mr. Kenneth Wong began his career in corporate finance as an intern at Morgan Stanley from July 1994 to December 1994.

Mr. Kenneth Wong earned his Bachelor of Commerce degree with triple majors in finance, marketing, and entrepreneurship from McGill University.

We believe Mr. Kenneth Wong is well-qualified to serve as a member of our board of directors given his experience, entrepreneurial vision, industry expertise, and global network.

Mr. DAVIDKHANIAN, Alex

Mr. Davidkhanian, our CFO since October 2021, has a multi-industry background covering a diverse range of corporate functions that spans nearly 20 years. Since June 2020, he has been co-founder, President and board member of Birchmount Network, a gift card and marketing services company that provides comprehensive revenue, payment, and brand solutions to clients in emerging retail industries. Mr. Davidkhanian has also served on the board of autonomous robotic kitchen company Roboeatz since 2020, and on the advisory board of rental home improvement brand Sproos! since 2019.

Prior to this, from June 2018 to June 2020, he was at TPG Growth and Rise, the growth equity investment platform of global alternative asset firm TPG, where he first served as the Operations Director before becoming Senior Advisor in January 2020. During his time with TPG Growth and Rise, Mr. Davidkhanian supported the fund deal teams on sourcing and negotiating new deals and also worked with portfolio company CEOs and leadership teams to develop and execute their value creation strategies. Before TPG Growth and Rise, Mr. Davidkhanian was CFO for the Americas of Water Technology at Tokyo-listed building materials and housing equipment manufacturer LIXIL Group Corporation, from December 2015 to May 2018. From January 2008 to December 2015, Mr. Davidkhanian was with GROHE, a leading global brand for bathroom and kitchen fittings which was acquired by LIXIL in 2014. He first served as the CFO of GROHE Americas, leading the Finance, HR, IT and Customer Service functions for the region, before moving on to becoming Vice President of Sales from July 2010, and finally becoming President and chief executive for GROHE in that region from July 2013. Prior to GROHE, from August 2002 to December 2007, Mr. Davidkhanian was with a global leader in beverage alcohol, Diageo Plc, where he started out as a manager in London, then moved horizontally to becoming a manager in New York in January 2004. He was then promoted to Director in January 2005, helping to lead and deliver on strategic projects for North America, before finally becoming Finance Director in September 2006, where he drove the strategy and pipeline management for the region.

Mr. Davidkhanian earned his Bachelor of Engineering in Mechanical Engineering with a minor in Management from McGill University, and his Master of Business Administration degree from the University of Chicago.

We believe Mr. Davidkhanian is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Mr. DING, Yibing Peter

Mr. Ding, one of our independent directors since October 2021, is a qualified chartered accountant with a M&A and investment banking background spanning over 25 years. He is currently Senior Advisor for Greater China for one of the world’s largest independent financial advisory companies, Rothschild & Co., after having served as its Executive Vice Chairman for Greater China from September 2018 to April 2021. Throughout Mr. Ding’s tenure with Rothschild, he has provided financial, strategic advisory and management oversight and has been responsible for senior client coverage and origination of advisory mandates. Mr. Ding also serves on the Asia Pacific Executive Committee of Rothschild & Co. He has also been an independent director of CMB International Finance Limited, a subsidiary of China Merchants Bank (CMB), since January 2020.

Prior to Rothschild & Co., from January 2015 to August 2018, Mr. Ding was one of the four founding partners of Quintus Partners, a boutique firm focusing on cross-border advisory, private placements and investments. From September 2010 to December 2014, he served as Managing Director and Head of Greater China Investment Banking of Barclays PLC, a multinational investment bank. From January 2008 to September 2010, Mr. Ding served as Managing Director and Co-Head of M&A for Asia at Morgan Stanley, an American multinational investment bank and financial services company. From April 2001 to December 2007, Mr. Ding worked in different capacities, including as Managing Director of Investment Banking Department, at UBS AG, a Swiss multinational investment bank and financial services company. From February 1996 to March 2001, Mr. Ding held various positions within ING Barings, Hong Kong, an investment bank, starting as an executive and eventually working in a director-level role. He began his career as an accountant at Ernst & Young from January 1992 to June 1995.

Mr. Ding earned his Bachelor of Arts degree at Fudan University in July 1989 and spent a year at Leeds University on an exchange program in September 1987 to July 1988. He qualified as a Chartered Accountant in England and Wales (ICAEW) in June 1995.

We believe Mr. Ding is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Mr. CHU, William

William Chu is a seasoned entrepreneur and investor, with extensive experience in the financial and technology sectors. Currently, he holds the position of Director at SparkLabs (Hong Kong) Management Ltd, part of the SparkLabs Group which is a network of accelerators and venture funds renowned for its investment portfolio of over 400 companies. Notably, he led the firm into a partnership with Ping An Group to launch the Ping An Cloud Accelerator, aimed at fostering fintech, health tech, and smart cities startups in China.

In addition, Mr. Chu serves as General Partner at SparkLabs Saudi Arabia Fund I and SparkLabs Pakistan Fund I, focusing on advancing the tech ecosystems in those respective geographies. Furthermore, he acts as a Venture Partner for SparkLabs Global Ventures Fund II, overseeing investment sourcing and portfolio support. Additionally, he provides consultancy services for Spark I Acquisition Corp, a SPAC sponsored by the SparkLabs Group, contributing to strategic planning, research, due diligence analyses, and deal structuring.

Prior to his current engagements, Mr. Chu held executive positions at Zheng He Capital, a Hong Kong-based private equity firm, where he led investments in notable companies such as Ping An Good Doctor and Lufax. Before his venture into finance, he successfully managed his family business, Lawman Group International, and served as the Owner and President of Lawman Sportswear Inc., where he repositioned the Lawman brand in China and launched the Petrol denim collection in the U.S. Presently, he holds the position of Vice President at Lawman International Limited, overseeing property management.

Mr. Chu started his career at Booz-Allen & Hamilton, later holding positions at Merrill Lynch and Wit Soundview. He holds a B.A. in East Asian Studies from Harvard University.

We believe Mr. Chu is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Professor YU, Albert Cheung-Hoi, Ph.D., J.P.

Prof. Yu, one of our independent directors since October 2021, has over 30 years of academic, industrial and entrepreneurial experience in biotech. Prof. Yu has been a professor at Peking University since December 2001, where he researches glia and neuro-diseases. He has also served as founder, chairman and Chief Scientific Officer of pioneering molecular diagnostic company Hai Kang Life Corporation Ltd since May 1999.

Concurrently, Prof. Yu serves roles in 22 companies and organizations, including RNA interference (RNAi) therapeutics biopharmaceutical company Sirnaomics Ltd (independent non-executive director since July 2021), venture capital fund CR-CP Life Science Fund Management Limited (independent director since May 2021), international biotech convention organizer BIOHK Limited (director since February 2019), the Biotech Advisory panel of the Stock Exchange of Hong Kong Limited (HKEX) (panel member since April 2018), the Guangdong-Hong Kong-Macao Greater Bay Area Biotechnology Alliance (GBABA) (director, founder and chairman since December 2017), the Glia and Neuro-diseases Committee of the Beijing Society for Neuroscience (BJSN) (director since December 2017), nonprofit international scientific conferences organizer, Gordon Research Conferences (member of the Board of Trustees since May 2016), the Asian Fund for Cancer Research Limited (director since July 2011), Hong Kong Biotechnology Organization (HKBIO) (founder and chairman since September 2009), Hong Kong DNA Chips Ltd (director since April 2007), and clinical diagnostic firm Hai Kang Life Corp. Ltd.’s subsidiary DNA-Tech Ltd (director since February 2002).

His past directorships of corporate and academic organizations include the Chinese Neuroscience Society (CNS) (vice director from October 2015 to October 2019), Hong Kong Science and Technology Parks Limited (HKSTP) (director from July 2011 to June 2017), the Beijing Society for Neuroscience (BJSN) (director from January 2008 to December 2013), and the key neuroscience laboratory designated by the Chinese Ministry of Education and Ministry of Health; the Neuroscience Research Institute of Peking University (vice director from December 2006 to December 2018).

Concurrently to his current role at Peking University, from September 2006 to December 2017, Prof. Yu was a professor at the Peking University Infectious Disease Research Center. Prior to that, from February 1994 to December 2001, Prof. Yu was a lecturer and assistant professor at the Hong Kong University of Science and Technology (HKT). From February 1994 to August 1996, he was also a visiting associate professor at Stanford University, and a guest professor at the Peking University Health Science Center (formerly known as Beijing Medical University) from January 1994 to December 2000. From October 1989 to October 1994, Prof. Yu was a research associate and later senior research associate at Stanford University’s Department of Pathology. Prior to this, from July 1984 to September 1989, he was an assistant academic researcher at the University of California, San Francisco.

Prof. Yu earned his Bachelor of Science, his Master of Science, and his Doctor of Philosophy degrees from the University of Saskatchewan.

We believe Prof. Yu is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

The approval of the Election of Directors Proposal requires an resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required to confirm and adopt the election of the five nominees. Abstentions will not affect the outcome of the vote on the proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Election of Directors Proposal is as follows:

“RESOLVED that, the election of WONG, Kenneth Ka Chun, DAVIDKHANIAN, Alex, DING, Yibing Peter, CHU, William and YU, Albert Cheung-Hoi to serve as a director until the next annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death, be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD.

PROPOSAL 2 THE RATIFICATION OF

APPOINTMENT OF INDEPENDENT AUDITOR PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of Adeptus Partners, LLC, Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of Adeptus Partners, LLC to our shareholders for ratification as a matter of good corporate practice and we are asking our shareholders to approve the appointment of Adeptus Partners, LLC. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Adeptus Partners, LLC that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of Adeptus Partners, LLC is expected to be present in person or by electronic conferencing at the Annual General Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to Adeptus Partners, LLC (“Adeptus”), for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Adeptus in connection with regulatory filings. For the years ended December 31, 2024 and 2023, the aggregate fees billed by Adeptus totaled approximately $37,000 and $33,000 for professional services rendered for the audit of our annual financial statements and review of the financial information included in our regulatory filings.

Audit-Related Fees. For the years ended December 31, 2024 and 2023, we did not pay Adeptus for consultations concerning financial accounting and reporting standards.

Tax Fees. For the year ended December 31, 2024 and 2023, we did not pay Adeptus for tax planning and tax advice.

All Other Fees. During the years ended December 31, 2024 and 2023, we did not pay Adeptus for other services.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by Adeptus Partners, LLC during fiscal years 2024 and 2023 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The approval of the Ratification of Appointment of Independent Auditor Proposal requires a resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required to ratify the appointment of Adeptus Partners, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will not affect the outcome of the vote on the proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to the Ratification of Appointment of Independent Auditor Proposal is as follows:

“RESOLVED that, the ratification of the appointment of Adeptus Partners, LLC, as the independent registered public accounting firm for the year ending December 31, 2025 be confirmed, adopted and approved in all respects.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF ADEPTUS PARTNERS, LLC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3 THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from January 27, 2026 to July 27, 2026 and making the three-month extension fee required for the Company to extend the time available for us to consummate our initial business combination $120,000 for all remaining public shares (the “Extension Payment”) for each three-month extension. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination by January 27, 2026 (assuming full extension) in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond January 27, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by January 27, 2026.

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account and KVAC’s net asset value based on the number of shares that seek redemption. KVAC cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal is approved.

The Board’s Reasons for the Trust Amendment Proposal

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life two times for an additional three months each time until July 27, 2026 by paying a three-month extension fee of $120,000 for all remaining public shares. Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate its initial business combination before January 27, 2026. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is fair to, and in the best interests of, KVAC and its shareholders. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of KVAC’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 3,737,500 founder shares and 615,200 private placement units that would expire worthless if a business combination is not consummated;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Annual General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

All of KVAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Amendment Proposal. On the Record Date, the sponsor of KVAC beneficially owned and was entitled to vote 4,276,075 ordinary shares of KVAC representing approximately [*]% of KVAC’s issued and outstanding ordinary shares.

In addition, KVAC’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of KVAC in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of KVAC held by affiliates will be voted in favor of the Trust Amendment Proposal. As the Trust Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 4 THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination to July 27, 2026 (the termination date as so extended, the “Extended Date”). Currently, the Company shall consummate its initial business combination by January 27, 2026. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The full proposed Fourth Amended and Restated Memorandum and Articles to be adopted by the Company is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by January 27, 2026 in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond January 27, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by July 27, 2026 (assuming full extension).

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account and KVAC’s net asset value based on the number of shares that seek redemption. KVAC cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved.

The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to allow the Company to extend the initial business combination period to July 27, 2026 (assuming full extension).

The Company currently has until January 27, 2026 to complete its initial business combination. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

Required Vote

The approval of the Charter Amendment Proposal requires a resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required. Abstentions will have no effect with respect to approval of this Charter Amendment Proposal.

All of KVAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Charter Amendment Proposal. On the Record Date, the sponsor of KVAC beneficially owned and was entitled to vote 4,276,075 ordinary shares of KVAC representing approximately 46.3% of KVAC’s issued and outstanding ordinary shares.

In addition, KVAC’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of KVAC in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of KVAC held by affiliates will be voted in favor of the Charter Amendment Proposal. As the Charter Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED that, the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles of Association”) be amended to extend the date by which the Company must consummate a business combination to July 27, 2026 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 5 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposals 1, 2, 3 and 4. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Annual General Meeting shall not adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposal 1, 2, 3 and 4.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Annual General Meeting will be required to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposal 1, 2, 3 and 4. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, that, the adjournment of the Annual General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Annual General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE ANNUAL GENERAL MEETING

Date, Time and Place. The Annual General Meeting of KVAC’s shareholders will be held at 10:00 am, Eastern Time on January 22, 2026 in offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned KVAC ordinary shares at the close of business on December 29, 2025, the Record Date for the Annual General Meeting. You will have one (1) vote per proposal for each KVAC share you owned at that time. KVAC rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 3 and 4 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 3 and 4.

At the close of business on the Record Date, there were 9,238,421 issued and outstanding ordinary shares of KVAC  each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Trust Amendment Proposal and the Charter Amendment Proposal approved, you should vote against such Proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Trust Amendment and the Charter Amendment Proposal are approved, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for January 27, 2026, you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Annual General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Annual General Meeting.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2024, the KVAC board of directors (the “Board of Directors” or the “Board”) did not hold any meeting while approving the resolutions in written consent.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than WONG, Kenneth Ka Chun and DAVIDKHANIAN, Alex, who serve as our Chief Executive Officer and Chief Financial Officer, are independent directors under the applicable guidelines noted above. As a result, each of DING, Yibing Peter, CHU, William and YU, Albert Cheung-Hoi are deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2024, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2024 fiscal year, the members of our Audit Committee were DING, Yibing Peter, CHU, William and YU, Albert Cheung-Hoi. Mr. Peter Ding is designated as our Audit Committee Financial Expert. During the 2024 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2024, the Audit Committee did not hold any meeting.

Compensation Committee. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2024 fiscal year, the members of the Compensation Committee were, DING, Yibing Peter, CHU, William, and YU, Albert Cheung-Hoi. Prof. Albert Cheung-Hoi Yu serves as chairman of the compensation committee. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2024, this committee did not hold any meeting and did not act on unanimous written consent.

Nominating Committee. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2024 fiscal year were DING, Yibing Peter, CHU, William, and YU, Albert Cheung-Hoi, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. CHU, William serves as chairman of the Nomination committee. During the fiscal year ended December 31, 2024, this committee did not hold any meeting.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy any general criteria specified in our Amended and Restated Memorandum and Articles of Association or applicable listing rules for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

Any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by mail, postage prepaid, to the principal executive offices of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing by sending such written notice or communication to the Company's registered office address or by leaving or sending it to the Company's registered agent in accordance with the Amended and Restated Memorandum and Articles of Association provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary (or if there is none, any officer of the Company) reviews such communications, and forwards them to the Board of Directors unless the Secretary (or if there is none, any officer of the Company), in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary (or if there is none, any officer of the Company) maintains a permanent written record of all such shareholder communications received by the Company. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors and Executive Officers

Our current directors, officers and director nominees are listed below.

Name	Age	Title
WONG, Kenneth Ka Chun	53	Chairman, Chief Executive Officer and Director
DAVIDKHANIAN, Alex	52	Chief Financial Officer and Director
DING, Yibing Peter	59	Director
CHU, William	52	Director
YU, Albert Cheung-Hoi	71	Director

The following sets forth information regarding each nominee:

Mr. WONG, Kenneth Ka Chun.

Mr. Kenneth Wong, our CEO and Chairman since September 2021, has over 25 years of experience in finance and operations, with a track record of executing notable M&A deals. Since their inceptions in September 2011 and December 2008 respectively, Mr. Kenneth Wong has been the founder, Chairman and CEO of both Keen Vision Capital (BVI) Limited, a single-family office specializing in PE investments with minority stakes, which has a track record of successful exits in the high technology, agriculture, and consumer goods industries, and Keen Vision International Limited, a PE investment firm targeting controlling or majority stakes. During Mr. Kenneth Wong’s time in both companies, he has been managing fundraising process and operations, providing restructuring, strategic and listing advice for investee companies, and all investments were executed with a view to exit via listing on an international stock exchange or trade sale. Mr. Kenneth Wong also served as the Vice Chairman of Medera Inc. between November 2021 and March 2024.

Prior to this from October 2002 to February 2004, Mr. Kenneth Wong was first the CFO of the Shanghai A-share listed pharmaceutical research& development and manufacturing subsidiary Topsun Science and Technology Company Limited (SH600771), before becoming the Senior Vice President of the Topsun Pharmaceutical Group from February 2004 to August 2008. During his time at Topsun, Mr. Kenneth Wong oversaw acquisitions of two leading Chinese national pharmaceuticals, Yunnan Baiyao and Shanxi Guangyuyuan, as well as the sale of Qidong Gaitianli Pharmaceutical Co., Ltd. to Germany’s Bayer Group, in what was then the first major cross-border M&A deal in the Chinese pharmaceutical industry, and also the first cross-border acquisition of a Chinese pharmaceutical company by a Fortune 50 company. From September 2001 to September 2002, Mr. Kenneth Wong was a direct investment associate at investment company AIG Investment Corporation, focusing on emerging markets and health care/pharmaceuticals. Before AIG from September 1995 to February 2000, Mr. Kenneth Wong was a corporate finance associate and later Associate Director in the corporate finance division at SBC Warburg (later renamed UBS Investment Bank), where he was the buy-side financial advisor in a $38 billion acquisition; what was then the largest M&A transaction in Asia. Mr. Kenneth Wong began his career in corporate finance as an intern at Morgan Stanley from July 1994 to December 1994.

Mr. Kenneth Wong earned his Bachelor of Commerce degree with triple majors in finance, marketing, and entrepreneurship from McGill University.

We believe Mr. Kenneth Wong is well-qualified to serve as a member of our board of directors given his experience, entrepreneurial vision, industry expertise, and global network.

Mr. DAVIDKHANIAN, Alex

Mr. Davidkhanian, our CFO since October 2021, has a multi-industry background covering a diverse range of corporate functions that spans nearly 20 years. Since June 2020, he has been co-founder, President and board member of Birchmount Network, a gift card and marketing services company that provides comprehensive revenue, payment, and brand solutions to clients in emerging retail industries. Mr. Davidkhanian has also served on the board of autonomous robotic kitchen company Roboeatz since 2020, and on the advisory board of rental home improvement brand Sproos! since 2019.

Prior to this, from June 2018 to June 2020, he was at TPG Growth and Rise, the growth equity investment platform of global alternative asset firm TPG, where he first served as the Operations Director before becoming Senior Advisor in January 2020. During his time with TPG Growth and Rise, Mr. Davidkhanian supported the fund deal teams on sourcing and negotiating new deals and also worked with portfolio company CEOs and leadership teams to develop and execute their value creation strategies. Before TPG Growth and Rise, Mr. Davidkhanian was CFO for the Americas of Water Technology at Tokyo-listed building materials and housing equipment manufacturer LIXIL Group Corporation, from December 2015 to May 2018. From January 2008 to December 2015, Mr. Davidkhanian was with GROHE, a leading global brand for bathroom and kitchen fittings which was acquired by LIXIL in 2014. He first served as the CFO of GROHE Americas, leading the Finance, HR, IT and Customer Service functions for the region, before moving on to becoming Vice President of Sales from July 2010, and finally becoming President and chief executive for GROHE in that region from July 2013. Prior to GROHE, from August 2002 to December 2007, Mr. Davidkhanian was with a global leader in beverage alcohol, Diageo Plc, where he started out as a manager in London, then moved horizontally to becoming a manager in New York in January 2004. He was then promoted to Director in January 2005, helping to lead and deliver on strategic projects for North America, before finally becoming Finance Director in September 2006, where he drove the strategy and pipeline management for the region.

Mr. Davidkhanian earned his Bachelor of Engineering in Mechanical Engineering with a minor in Management from McGill University, and his Master of Business Administration degree from the University of Chicago.

We believe Mr. Davidkhanian is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Mr. DING, Yibing Peter

Mr. Ding, one of our independent directors since October 2021, is a qualified chartered accountant with a M&A and investment banking background spanning over 25 years. He is currently Senior Advisor for Greater China for one of the world’s largest independent financial advisory companies, Rothschild & Co., after having served as its Executive Vice Chairman for Greater China from September 2018 to April 2021. Throughout Mr. Ding’s tenure with Rothschild, he has provided financial, strategic advisory and management oversight and has been responsible for senior client coverage and origination of advisory mandates. Mr. Ding also serves on the Asia Pacific Executive Committee of Rothschild & Co. He has also been an independent director of CMB International Finance Limited, a subsidiary of China Merchants Bank (CMB), since January 2020.

Prior to Rothschild & Co., from January 2015 to August 2018, Mr. Ding was one of the four founding partners of Quintus Partners, a boutique firm focusing on cross-border advisory, private placements and investments. From September 2010 to December 2014, he served as Managing Director and Head of Greater China Investment Banking of Barclays PLC, a multinational investment bank. From January 2008 to September 2010, Mr. Ding served as Managing Director and Co-Head of M&A for Asia at Morgan Stanley, an American multinational investment bank and financial services company. From April 2001 to December 2007, Mr. Ding worked in different capacities, including as Managing Director of Investment Banking Department, at UBS AG, a Swiss multinational investment bank and financial services company. From February 1996 to March 2001, Mr. Ding held various positions within ING Barings, Hong Kong, an investment bank, starting as an executive and eventually working in a director-level role. He began his career as an accountant at Ernst & Young from January 1992 to June 1995.

Mr. Ding earned his Bachelor of Arts degree at Fudan University in July 1989 and spent a year at Leeds University on an exchange program in September 1987 to July 1988. He qualified as a Chartered Accountant in England and Wales (ICAEW) in June 1995.

We believe Mr. Ding is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Mr. CHU, William

William Chu is a seasoned entrepreneur and investor, with extensive experience in the financial and technology sectors. Currently, he holds the position of Director at SparkLabs (Hong Kong) Management Ltd, part of the SparkLabs Group which is a network of accelerators and venture funds renowned for its investment portfolio of over 400 companies. Notably, he led the firm into a partnership with Ping An Group to launch the Ping An Cloud Accelerator, aimed at fostering fintech, health tech, and smart cities startups in China.

In addition, Mr. Chu serves as General Partner at SparkLabs Saudi Arabia Fund I and SparkLabs Pakistan Fund I, focusing on advancing the tech ecosystems in those respective geographies. Furthermore, he acts as a Venture Partner for SparkLabs Global Ventures Fund II, overseeing investment sourcing and portfolio support. Additionally, he provides consultancy services for Spark I Acquisition Corp, a SPAC sponsored by the SparkLabs Group, contributing to strategic planning, research, due diligence analyses, and deal structuring.

Prior to his current engagements, Mr. Chu held executive positions at Zheng He Capital, a Hong Kong-based private equity firm, where he led investments in notable companies such as Ping An Good Doctor and Lufax. Before his venture into finance, he successfully managed his family business, Lawman Group International, and served as the Owner and President of Lawman Sportswear Inc., where he repositioned the Lawman brand in China and launched the Petrol denim collection in the U.S. Presently, he holds the position of Vice President at Lawman International Limited, overseeing property management.

Mr. Chu started his career at Booz-Allen & Hamilton, later holding positions at Merrill Lynch and Wit Soundview. He holds a B.A. in East Asian Studies from Harvard University.

We believe Mr. Chu is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Professor YU, Albert Cheung-Hoi, Ph.D., J.P.

Prof. Yu, one of our independent directors since October 2021, has over 30 years of academic, industrial and entrepreneurial experience in biotech. Prof. Yu has been a professor at Peking University since December 2001, where he researches glia and neuro-diseases. He has also served as founder, chairman and Chief Scientific Officer of pioneering molecular diagnostic company Hai Kang Life Corporation Ltd since May 1999.

Concurrently, Prof. Yu serves roles in 22 companies and organizations, including RNA interference (RNAi) therapeutics biopharmaceutical company Sirnaomics Ltd (independent non-executive director since July 2021), venture capital fund CR-CP Life Science Fund Management Limited (independent director since May 2021), international biotech convention organizer BIOHK Limited (director since February 2019), the Biotech Advisory panel of the Stock Exchange of Hong Kong Limited (HKEX) (panel member since April 2018), the Guangdong-Hong Kong-Macao Greater Bay Area Biotechnology Alliance (GBABA) (director, founder and chairman since December 2017), the Glia and Neuro-diseases Committee of the Beijing Society for Neuroscience (BJSN) (director since December 2017), nonprofit international scientific conferences organizer, Gordon Research Conferences (member of the Board of Trustees since May 2016), the Asian Fund for Cancer Research Limited (director since July 2011), Hong Kong Biotechnology Organization (HKBIO) (founder and chairman since September 2009), Hong Kong DNA Chips Ltd (director since April 2007), and clinical diagnostic firm Hai Kang Life Corp. Ltd.’s subsidiary DNA-Tech Ltd (director since February 2002).

His past directorships of corporate and academic organizations include the Chinese Neuroscience Society (CNS) (vice director from October 2015 to October 2019), Hong Kong Science and Technology Parks Limited (HKSTP) (director from July 2011 to June 2017), the Beijing Society for Neuroscience (BJSN) (director from January 2008 to December 2013), and the key neuroscience laboratory designated by the Chinese Ministry of Education and Ministry of Health; the Neuroscience Research Institute of Peking University (vice director from December 2006 to December 2018).

Concurrently to his current role at Peking University, from September 2006 to December 2017, Prof. Yu was a professor at the Peking University Infectious Disease Research Center. Prior to that, from February 1994 to December 2001, Prof. Yu was a lecturer and assistant professor at the Hong Kong University of Science and Technology (HKT). From February 1994 to August 1996, he was also a visiting associate professor at Stanford University, and a guest professor at the Peking University Health Science Center (formerly known as Beijing Medical University) from January 1994 to December 2000. From October 1989 to October 1994, Prof. Yu was a research associate and later senior research associate at Stanford University’s Department of Pathology. Prior to this, from July 1984 to September 1989, he was an assistant academic researcher at the University of California, San Francisco.

Prof. Yu earned his Bachelor of Science, his Master of Science, and his Doctor of Philosophy degrees from the University of Saskatchewan.

We believe Prof. Yu is well-qualified to serve as a member of our board of directors given his experience, industry expertise, and network.

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Keen Vision Acquisition Corporation, 37 Greenbriar Drive, Summit, New Jersey 07901, (203) 609-1394 or by sending such written communication to the Company's registered office address or by leaving or sending it to the Company's registered agent. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary (or if there is none, any officer of the Company) will make copies of all such letters and circulate them to the appropriate director or directors.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are DING, Yibing Peter, CHU, William and YU, Albert Cheung-Hoi. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders. Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association then in effect.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of KVAC’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the Record Date, there were a total of 9,238,421 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
KVC Sponsor LLC(2)	4,276,075	46.3%
WONG, Kenneth K.C.(2)	4,321,075	46.8%
DAVIDKHANIAN, Alex	32,500	* %
DING, Peter	22,500	* %
CHU, William	20,000	* %
YU, Albert Cheung-Hoi	20,000	* %
All executive officers and directors as a group (5 individuals)	4,416,075	47.8%
Karpus Investment Management.(3)	1,235,460	13.4%
HGC Investment Management Inc.(4)	1,200,000	13.0%
W. R. Berkley Corporation(5)	714,015	7.7%
Mizuho Financial Group, Inc. (6)	973,800	10.5%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals or entities is c/o Keen Vision Acquisition Corporation, 37 Greenbriar Drive, Summit, NJ 07901, USA.

(2)	KVC Sponsor LLC, our sponsor, is the record holder of the insider shares reported herein. KVC Sponsor LLC is controlled by Mr. Kenneth Wong and Mr. Jason Wong, its managers. By virtue of this relationship, Mr. Kenneth Wong and Mr. Jason Wong may be deemed to share beneficial ownership of the securities held of record by our sponsor.

(3)	Based on the Schedule 13G/A filed by the holder on November 14, 2025. The holder’s address is 183 Sully’s Trail, Pittsford, New York 14534.

(4)	Based on the Schedule 13G filed by the holder on February 14, 2024. The holder’s address is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(5)	Based on the Schedule 13G/A filed by the holder on November 10, 2025. The holder’s address is 475 Steamboat Road, Greenwich, CT 06830.

(6)	Based on the Schedule 13G/A filed by the holder on August 13, 2025. The holder’s address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2021, our sponsor purchased 3,737,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share.

Our sponsor purchased an aggregate of 615,200 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate.

On October 28, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On November 20, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On December 23, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On January 22, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On February 24, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On March 24, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On April 25, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On May 20, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On June 23, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On July 23, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On August 18, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On September 19, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On October 21, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On November 18, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

On December 19, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $144,670.38 in exchange for Sponsor depositing such amount into the Company’s Trust Account in order to extend the amount of time it has available to complete a business combination.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In order to meet our working capital needs following the consummation of the Initial Public Offering, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 100,000 ordinary shares and 100,000 warrants to purchase 100,000 ordinary shares if $1,000,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available.

The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2026 Annual Meeting, your proposals are required to be submitted to KVAC by no later than July 1, 2026.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders).

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, KVAC and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of KVAC’s proxy statement. Upon written or oral request, KVAC will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that KVAC deliver single copies of such documents in the future. Shareholders may notify KVAC of their requests by calling or writing KVAC at KVAC’s principal executive offices at 37 Greenbriar Drive, Summit, New Jersey 07901, (203) 609-1394.

WHERE YOU CAN FIND MORE INFORMATION

KVAC files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. KVAC files its reports, proxy statements and other information electronically with the SEC. You may access information on KVAC at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Keen Vision Acquisition Corporation

80 Broad Street,5th Floor,

Summit, New Jersey 07901,

(203) 609-1394

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than January 16, 2026.

ANNEX A

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of [*], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Keen Vision Acquisition Corporation, a British Virgin Island corporation (the “Company”), and Continental Stock Transfer& Trust Company, a New York limited liability trust company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated July 24, 2023 (the “Trust Agreement”); and it was amended on October 25, 2024 and July 23, 2025; and

WHEREAS, at a Shareholders Meeting of the Company held on January 22, 2026, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the trust account (the “Trust Account”) two times for an additional three months each time from January 27, 2026 to July 27, 2026 for an extension fee of $120,000 for each three-month extension for  all remaining public shares (the “Extension Payment”), which payment shall be paid into the Trust Account.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, as described Registration Statement and in its Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended two times for an additional three months each time from January 27, 2026 to July 27, 2026, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) of $120,000   for each three-month extension for all remaining public shares (the “Extension Payment”) for each one-month extension, and which Extension Payments, if any, shall be added to the Trust Account.”

2. Section 1(i) is hereby amended and restated to read as follows:

Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company and, in the case of Exhibit A, acknowledged and agreed to by EF Hutton, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes(less up to $50,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon the date which is, the later of (1) July 27, 2026 effectuated pursuant to the terms hereof, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached hereto as Exhibit B hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders as of the Last Date;

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

KEEN VISION ACQUISITION CORPORATION

By:
Name:	WONG, Kenneth Ka Chun
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

Continental Stock Transfer & Trust Company

By:
Name:
Title:

Annex A-2

ANNEX B

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

Keen Vision Acquisition Corporation

A COMPANY LIMITED BY SHARES

(Adopted by resolution of shareholders passed on [*] 2026 and filed on [*] 2026)

1	NAME

The name of the Company is Keen Vision Acquisition Corporation.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT

3.1	The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, the office of the first registered agent.

3.2	The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4	CAPACITY AND POWER

4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

Annex B-1

5	NUMBER AND CLASSES OF SHARES

5.1	The Company is authorised to issue 500,000,000 Shares of USD0.0001 each of a single class.

5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6	DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1	Each Share in the Company confers upon the Member (unless waived by such Member):

(a)	subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;

(c)	the right to an equal share with each other Share in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 23, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

6.2	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.

6.3	The Directors have the authority and the power by Resolution of Directors:

(a)	to authorise and create additional classes of shares; and

(b)	to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

Annex B-2

7	VARIATION OF RIGHTS

7.1	The rights attached to the Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied with the consent in writing of at least fifty percent (50%) of the issued Shares of that class, or by a resolution passed at a meeting by, the holders of more than fifty percent (50%) of the Shares present at a duly convened and constituted meeting of the Members of the Company holding Shares which were present at the meeting and voted, or unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES

9.1	The Company shall issue registered shares only.

9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).

Annex B-3

11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)	Regulation 23 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	this Clause 11.2 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)	Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)	AGM means an annual general meeting of the Members;

(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;

(e)	Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

(f)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;

(g)	Articles means the attached Articles of Association of the Company;

(h)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;

(i)	Board of Directors means the board of directors of the Company;

(j)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)	Business Combination Articles means Regulation 23 relating to the Company’s obligations regarding the consummation of a Business Combination;

(l)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

Annex B-4

(m)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)	Director means any director of the Company, from time to time;

(p)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)	Electronic Communication means a communication sent by electronic means, including electronic posting to the Company’s website, transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors;

(r)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(s)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(t)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(u)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

Annex B-5

(v)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(w)	FINRA means the Financial Industry Regulatory Authority of the United States;

(x)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(y)	Initial Shareholders means the Sponsor and any Members who hold Shares prior to the IPO;

(z)	IPO means the initial public offering of units, consisting of shares and warrants of the Company and rights to receive shares of the Company;

(aa)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(bb)	Memorandum means this Memorandum of Association of the Company;

(cc)	Officer means any officer of the Company, from time to time;

(dd)	Per-Share Redemption Price means:

(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable and less up to US$50,000 of any interest earned to pay liquidation expenses divided by the number of then outstanding Public Shares;

Annex B-6

(ii)	with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

(ee)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(ff)	Public Shares means the Shares included in the units issued in the IPO;

(gg)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);

(hh)	Registration Statement has the meaning ascribed to it in Regulation 23.10;

(ii)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(jj)	Resolution of Directors means either:

(i)	a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

Annex B-7

(kk)	Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(ll)	Seal means any seal which has been duly adopted as the common seal of the Company;

(mm)	SEC means the United States Securities and Exchange Commission;

(nn)	Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(oo)	Securities Act means the United States Securities Act of 1933, as amended;

(pp)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(qq)	Sponsor means KVC Sponsor LLC;

(rr)	Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(ss)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(tt)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(uu)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);

(vv)	Termination Date has the meaning given to it in Regulation 23.2;

(ww)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(xx)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, and up to US$50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company if applicable; and

Annex B-8

(yy)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a Regulation is a reference to a regulation of the Articles;

(b)	a Clause is a reference to a clause of the Memorandum;

(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended;

(e)	the singular includes the plural and vice versa;

(f)	where a meeting of (i) Members; (ii) a class of Members; (iii) the board of Directors; or (iv) any committee of the Directors, is required to be convened for a place, such place may be a physical place, or a virtual place, or both, and where a meeting is convened for or including a virtual place any person, including the person duly appointed as the chairperson of such meeting, may attend such meeting by virtual attendance and such virtual attendance shall constitute presence in person at that meeting;

(g)	the term “virtual place” includes a discussion facility or forum with a telephonic, electronic or digital identifier; and

(h)	the term “virtual attendance” means attendance at a virtual place by means of conference telephone or other digital or Electronic Communications equipment or software or other facilities by means of which all the persons participating in the meeting can communicate with each other.

12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

Annex B-9

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association

Dated: 18 June 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

/s/ Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print Name

Annex B-10

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

Keen Vision Acquisition Corporation

A COMPANY LIMITED BY SHARES

(Adopted by resolution of shareholders passed on [*] 2026 and filed on [*] 2026)

1	REGISTERED SHARES

1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

Annex B-11

1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon listing on the Designated Stock Exchange.

2	SHARES

2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2	Without prejudice to any special rights previously conferred on the holders of any existing Shares, the Directors may be issued Shares with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 23.7.

2.3	Section 46 of the Act does not apply to the Company.

2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares; and

(b)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6	The Company shall keep a register (the share register) containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the share register; and

(d)	the date on which any Eligible Person ceased to be a Member.

Annex B-12

2.7	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company’s IPO.

3	FORFEITURE

3.1	Shares that are not fully paid on issue, or are issued with the terms that they are subject to forfeiture as the Directors determine upon allotment, are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4	TRANSFER OF SHARES

4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

Annex B-13

4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5	DISTRIBUTIONS

5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2	Dividends may be paid in money, shares, or other property.

5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5	No dividend shall bear interest as against the Company.

6	REDEMPTION OF SHARES AND TREASURY SHARES

6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

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6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

6.8	The Company shall be entitled to sell (at a price which the Company shall use its reasonable endeavours to ensure is the best obtainable) the Shares of a Member or the Shares to which a person is entitled by virtue of transmission on death or insolvency or otherwise by operation of law if and provided that:

(a)	all checks, not being less than three (3) in total number, for any sums payable in cash to the holder of such shares have remained uncashed for a period of twelve (12) years;

(b)	the Company shall following the expiry of such period of twelve (12) years have inserted advertisements in a national newspaper and in a newspaper circulating in the area in which the last known address of the Member or the address at which service of notices may be effected under these Articles is located giving notice of its intention to sell the said shares; and

(c)	during the period of three (3) months following the publication of such advertisements (or, if published on different dates, the last thereof) the Company shall have received indication neither of the whereabouts nor of the existence of such Member or person.

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The net proceeds of any such sale shall belong to the Company and when the Company receive these net proceeds, the Company shall become indebted to the former shareholder for an amount equal to such net proceeds. For the avoidance of doubt, the foregoing provisions of this Article are subject to any restrictions applicable under any regulations relating to the holding and/or transferring of securities in any paperless system as may be introduced from time to time in respect of the shares of the Company or any class thereof.

7	MORTGAGES AND CHARGES OF SHARES

7.1	Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2	There shall be entered in the share register at the written request of the Member:

(a)	a statement that the Shares held by him are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS

8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

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8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3	The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)	the other Directors.

8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting. The notice of meeting shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting.

8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Keen Vision Acquisition Corporation

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………………………………..…… of ……………………………………...……….…………..………… or failing him …..………………………………………………….…………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

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8.10	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other. All persons seeking to attend and participate in a meeting at a virtual place shall be responsible for maintaining adequate facilities to enable them to do so, and any inability of a person or persons to attend or participate in meeting by way of digital or Electronic Communications equipment or software or other facilities shall not invalidate the proceedings of that meeting.

8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

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8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. The chairman of the meeting shall be deemed to be present in person at the meeting if he or she participates by telephone or other electronic means and all Members participating in the meeting are able to communicate with the chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, either physically in person, by telephone or other electronic means, if appropriate, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16	Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

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8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

8.21	Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

9	DIRECTORS

9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected by Resolution of Members or by Resolution of Directors.

9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3	The minimum number of Directors shall be two and there shall be no maximum number of Directors.

9.4	Each Director holds office until the next annual general meeting, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5	A Director may be removed from office with or without cause by:

(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)	a Resolution of Directors passed at a meeting of Directors.

9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

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9.7	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9	The Company shall keep a register of Directors containing:

(a)	the names and addresses of the persons who are Directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.

9.13	Prior to the consummation of any transaction with:

(a)	any affiliate of the Company;

(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

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10	POWERS OF DIRECTORS

10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5	The continuing Directors may act notwithstanding any vacancy in their body.

10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8	Section 175 of the Act shall not apply to the Company.

11	PROCEEDINGS OF DIRECTORS

11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

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11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5	A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.

11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

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12	COMMITTEES

12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)	to amend the Memorandum or the Articles;

(b)	to designate committees of Directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13	OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

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13.3	The emoluments of all officers shall be fixed by Resolution of Directors.

13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.2. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14	CONFLICT OF INTERESTS

14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

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(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16	RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

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(b)	the share register, or a copy of the share register;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17	REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

Annex B-27

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20	ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4	If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

Annex B-28

20.5	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.6	The Directors may by a Resolution of Directors appoint or remove the auditor of the Company on such terms as the Directors determine, except that if under applicable law and the rules of the SEC and the Designated Stock Exchange the auditor is required to be appointed by shareholders, then:

(a)	at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21	NOTICES

21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of Electronic Communication, addressed to each Member at the address shown in the share register.

Annex B-29

21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.11 shall terminate upon consummation of any Business Combination.

23.2	The Company has until 27 January 2026 to consummate a Business Combination (the Combination Period), provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 27 January 2026, the Company may, by Resolution of Directors, at the request of the Sponsor or its affiliates, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional one (1) month (for a total of up to 6 months until 27 July 2026 to complete a Business Combination), subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement (the Paid Extension Period). In the event that the Company does not consummate a Business Combination by 27 January 2026 (or in the case of six (6) valid extensions of an additional one (1) month each) 27 July 2026 (such date , as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account (including interests but net of taxes payable and less up to US$50,000 of interests to pay liquidation expenses) with respect to their Public Shares.

23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

Annex B-30

23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

23.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 23.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

Annex B-31

(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or an Amendment Redemption Event under Regulation 23.11 if such redemptions would cause (i) the Company to have net tangible assets of less than US$5,000,001 (after payment of underwriters’ fees and commissions) prior to or upon consummation of a Business Combination or (ii) otherwise we are exempt from the provisions of Rule 419 promulgated under the Securities Act, as amended.

23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

23.7	Following the IPO, the Company will not issue any Securities (other than Public Shares) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

23.8	In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm which is a member of FINRA or independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

23.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

23.10	Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 23. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 23, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$50,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company if applicable.

23.11	In the event the Directors of the Company propose any amendment to Regulation 23 or to any of the other rights of the Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

Annex B-32

24	Business Opportunities

24.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

24.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

24.3	Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also a Sponsor Group Related Person acquires knowledge.

24.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex B-33

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association

Dated: 18 June 2021.

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

/s/ Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print Name

Annex B-34

PROXY

KEEN VISION ACQUISITION CORPORATION

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

ANNUAL MEETING OF SHAREHOLDERS

JANUARY 22, 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [*], in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 am Eastern Time on January 22, 2026 in Hong Kong and hereby appoints WONG, Kenneth Ka Chun and DAVIDKHANIAN, Alex, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Keen Vision Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As a resolution of members, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

WONG, Kenneth Ka Chun	DAVIDKHANIAN, Alex	DING, Yibing Peter	CHU, William	Professor YU, Albert Cheung-Hoi, Ph.D., J.P.

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As a resolution of members, to ratify the appointment of ADEPTUS PARTNERS, LLC as the Company’s independent registered public account firm for the 2025 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As an resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to two additional times, each by a period of three months, from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000  for each three-month extension for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Charter Amendment Proposal.

As a resolution of members, to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles”), to extend the date by which the Company must consummate a business combination to July 27, 2026, by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s current Amended and Restated Memorandum and Articles), the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: Adjournment Proposal

As a resolution of members, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting       ☐ YES       ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.